UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

SCIENTIFIC-ATLANTA, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-5517	58-0612397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5030 Sugarloaf Parkway, Lawrenceville, Georgia	30044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 236-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 19, 2006, Scientific-Atlanta, Inc. issued a press release announcing financial results for the quarter ended December 30, 2005. A copy of this press release is furnished in Exhibit 99.1.

On January 19, 2006, Scientific-Atlanta also held a telephone conference call that was webcasted and that was complementary to the press release announcing financial results for the quarter ended December 30, 2005. A transcript of this telephone conference call is furnished in Exhibit 99.2.

The financial results discussed on the conference call and described in the press release are unaudited.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document
99.1	Press Release by Scientific-Atlanta, Inc., dated January 19, 2006, announcing financial results for the quarter ended December 30, 2005.

99.2	Transcript of Conference Call by Scientific-Atlanta, Inc., dated January 19, 2006, complementary to the press release announcing financial results for the quarter ended December 30, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006

SCIENTIFIC-ATLANTA, INC.

By:	/s/ JULIAN W. EIDSON
Name:	Julian W. Eidson
Title:	Senior Vice President, Chief
Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by Scientific-Atlanta, Inc., dated January 19, 2006, announcing financial results for the quarter ended December 30, 2005.

99.2	Transcript of Conference Call by Scientific-Atlanta, Inc., dated January 19, 2006, complementary to the press release announcing financial results for the quarter ended December 30, 2005.

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